Exhibit 10.2
SECOND AMENDMENT
TO THE
CONSTELLATION BRANDS, INC.
2005 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

WHEREAS, Constellation Brands, Inc. (the “Company”) maintains the Constellation Brands, Inc. 2005 Supplemental Executive Retirement Plan (the “Constellation SERP”), for the benefit of eligible employees of the Company and its affiliates; and

WHEREAS, under Section 4.1 of the Constellation SERP, the Human Resources Committee of the Board of Directors of the Company (the “Committee”) is authorized to amend the Constellation SERP, and the Committee has determined that amendment of the Constellation SERP now is necessary and desirable;

WHEREAS, the Human Resources Committee of the Board approved the merger of the Crown Imports LLC 2007 Supplemental Executive Retirement Plan (effective January 1, 2011) (the “2007 SERP”) and the Crown Imports LLC 2011 Supplemental Executive Retirement Plan (effective January 1, 2011) (the “2011 SERP”) into the Constellation SERP at its September 30, 2013 meeting and delegated to the officers of the Company the authority to take those actions and prepare and execute those documents that he or she deems necessary or desirable to effect the merger; and

NOW, THEREFORE, pursuant to the power reserved to the Committee under Section 4.1 of the Constellation SERP, the Constellation SERP is hereby amended, in the following particulars:

1.	By adding the following new paragraph to the end of Section 1.1, effective as of January 1, 2014:
Effective January 1, 2014, the Crown Imports LLC 2007 Supplemental Executive Retirement Plan (effective January 1, 2011) and the Crown Imports LLC 2011 Supplemental Executive Retirement Plan (effective January 1, 2011) (collectively, the “Crown SERPs”) are hereby merged into the SERP. Contributions to the Crown SERPs are frozen. However, the terms of the Crown SERPs continue with respect to amounts credited prior to January 1, 2014 without modification. A copy of the terms of the Crown SERPs as of January 1, 2014 are attached as Appendix A.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, on behalf of the Company, the undersigned officer has executed this amendment this 23rd day of October, 2013.

CONSTELLATION BRANDS, INC.

By:     /s/ Kathy Howell

Name: Kathy Howell___________

Title: VP, Benefits & Wellness___

APPENDIX A

[See attached (1) the Crown Imports LLC 2007 Supplemental Executive Retirement Plan (effective January 1, 2011) and (2) the Crown Imports LLC 2011 Supplemental Executive Retirement Plan (effective January 1, 2011)]

CROWN IMPORTS LLC

2007 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(As Amended and Restated Effective January 1, 2011)

CROWN IMPORTS LLC
2007 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(As Amended and Restated Effective January 1, 2011)

Article 1

INTRODUCTION

1.1    THE SERP AND ITS EFFECTIVE DATE. Crown Imports LLC (the “Company”) has adopted, effective March 1, 2007 (the “Effective Date”), and amended and restated effective as of January 1, 2011, the Crown Imports LLC 2007 Supplemental Executive Retirement Plan (the “SERP”), as set forth herein.

1.2    PURPOSE. The Company maintains the Crown Imports LLC 401(k) and Profit Sharing Plan (the “Plan”), a plan that is intended to meet the qualification requirements set forth in Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Code Section 401(a)(17) limits to $225,000 (in 2007, as adjusted in subsequent years by the Secretary of the Treasury) the amount of compensation that may be taken into account for a year under a qualified plan (the “Compensation Limit”), and Code Section 415 limits the annual additions, including employer contributions, that may be made to an employee’s account under a qualified plan (the “Section 415 Limit”). In addition, other limits may apply to limit or reduce the contributions that may be made to an employee’s account under the Plan.

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”), permits the provision of benefits under an unfunded plan maintained by the Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. The purpose of the SERP is to provide to those employees of the Company or an Affiliate (as defined below) who are selected by the Committee (as defined below) from year to year, benefits that would be provided under the Plan without regard to the Compensation Limit or the Section 415 Limit, or other limits with respect to certain Company contributions under the Plan. In no case, however, may any Company contribution to the SERP relate to, or be determined with respect to, any elective contributions made by any employee to the Plan. For purposes of the SERP, the term “Affiliate” means a corporation, trade or business that is a member of a controlled group of corporations, a group of trades or businesses (whether or not incorporated) under common control or an “affiliated service group,” (all as defined in Code Sections 414(b), 414(c) and 414(m)) that includes the Company. The term “Affiliate” also includes a corporation, trade or business that is required to be aggregated with the Company pursuant to regulations under Code Section 414(o). In applying the term “Affiliate” for purposes of Section 2.5(a), the standard of control under Code Sections 414(b) and 414(c) will be deemed to be at least 50%.

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The SERP shall be frozen as of the last day of the Plan Year ending December 31, 2010, so that for Plan Years beginning on or after January 1, 2011, the SERP shall have no Active Participants (as defined below) and no further contributions will be made to the SERP.

1.3    DEFINED TERMS. Except as otherwise indicated, capitalized terms used in this plan document that are not defined herein have the same meaning as the same terms in the Plan.

1.4    PLAN ADMINISTRATION. The SERP shall be administered by a committee (the “Committee”) consisting of one or more individuals appointed by the Board of Directors of the Company. The Committee shall have, to the extent appropriate, the same powers, rights, duties and obligations with respect to the SERP as the Committee under the Plan has with respect to the Plan. In the event that the Board of Directors does not appoint a Committee, the Company shall act as the Committee.

Article 2

PARTICIPATION AND BENEFITS

2.1    ELIGIBILITY FOR BENEFITS. A person for whom an account is established at any time under the SERP (a “SERP Account”) shall be a participant in the SERP (a “Participant”) for purposes of receiving distributions, maintaining account balances and being credited with net earnings, gains and losses until all amounts credited to his or her SERP Account have been distributed or forfeited. The Committee, in its discretion, may select the employees of the Company or an Affiliate who shall receive Annual Benefit Credits, as defined in Section 2.2, under the SERP for a Plan Year (the “Active Participants”). The Committee may, in its discretion, designate an employee as an Active Participant for the purpose of receiving credits with respect to some types of contributions under the Plan and not other types of contributions; furthermore, the Committee need not select all Active Participants to receive credits with respect to the same types of contributions under the Plan. A person who becomes an Active Participant shall remain a Participant until all amounts credited to his or her SERP Account have been distributed or forfeited, whether or not such person is selected as an Active Participant for a subsequent Plan Year.

Notwithstanding the foregoing, no person shall be an Active Participant during any Plan Year beginning on or after January 1, 2011.

2.2    AMOUNT OF BENEFIT CREDITS. The amount credited to an Active Participant’s SERP Account for a Plan Year (“Annual Benefit Credits”) shall equal (a) the amount, if any, of Employer Safe-Harbor Profit Sharing Contributions and Employer Regular Profit Sharing Contributions the Active Participant would have received under the Plan for that Plan Year if he or she had received Employer Safe-Harbor Profit Sharing Contributions and Employer Regular Profit Sharing Contributions with respect to his or her Plan Compensation above the Compensation Limit at the same rate that he or she received

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Employer Safe-Harbor Profit Sharing Contributions and Employer Regular Profit Sharing Contributions under the Plan with respect to his or her Plan Compensation not greater than the Compensation Limit and if the Section 415 Limit did not apply (respectively, the "SERP Safe Harbor Contributions" and the "SERP Regular Contributions"), and (b) such other amounts as the Committee shall from time to time, in its discretion, determine to credit to the Active Participant’s SERP Account with respect to other limited or reduced contributions under the Plan, except that in no case shall any contribution or benefit provided under the SERP be contingent upon, or determined with respect to, an elective contribution made by an employee to the Plan.

Notwithstanding the foregoing, no Annual Benefit Credits shall be made to the Plan with respect to any Plan Year beginning on or after January 1, 2011. For the avoidance of doubt, the last Annual Benefit Credits to be made to the SERP will be (i) any SERP Safe Harbor Contributions that relate to the Plan Year ending December 31, 2010, and (ii) any SERP Regular Contributions that relate to the Plan Year ending December 31, 2010.

2.3    INCOME CREDITS. Each Participant’s SERP Account shall be credited as of each Valuation Date with net earnings, gains and losses (“Income Credits”) in an amount equal to the amount that such SERP Account would have earned, gained or lost if at all times, from the first business date Annual Benefit Credits, if any, were credited to the Participant’s SERP Account, such amounts were fully invested as provided in the following paragraph.

From time to time the Committee shall determine the method of determining Participants’ Income Credits under the SERP. The Committee may, in its discretion, determine Income Credits by treating the Participants’ SERP Accounts as if invested in a manner designated by the Committee or by permitting Participants to self-direct the manner in which their Income Credits are to be determined from among such deemed investment options, and in accordance with such rules and procedures, as the Committee shall from time to time determine. Any changes that the Committee shall make in the method for determining Income Credits shall be determined and announced to Participants in advance of the date it becomes effective and shall represent a rate which the Company could, ignoring the effect of federal, state and local income taxes, replicate by investing its assets in available markets if it chose to do so.

2.4    VESTING. Except as otherwise provided herein, a Participant shall be vested in his or her SERP Account as follows: (a) he or she shall become vested in his or her Annual Benefit Credits to the same extent that the Participant is vested in his or her Employer Regular Profit Sharing Contributions under the Plan and (b) he or she shall be vested in any Income Credits to the same extent he or she is vested in the Annual Benefit Credits to which such Income Credits relate.

2.5    PAYMENT OF BENEFITS. Payments of the vested amount credited to a Participant’s SERP Account, including any vested Annual Benefit Credits and any vested Income Credits and other earnings, shall be made as follows:

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(a)    DISTRIBUTIONS. The vested SERP Account of a Participant, including any Participant who is a “specified employee” (within the meaning of Code Section 409A(a)(2)(B)(i)), shall be paid in a lump sum in cash promptly after the date (“Payment Date”) that is six months after the date of his or her separation from service (as defined in Section 1.409A-1(h) of the Treasury Regulations (“Separation Date”)), but in no event later than 90 days after the Payment Date. For purposes of the SERP, a transfer of employment to any entity that is not an Affiliate is a separation from service. The unvested portion of the Participant’s SERP Account shall be forfeited on the Separation Date.

(b)    AFFILIATE EMPLOYEES. In the event that a Participant is an employee of an Affiliate, other than the Company, and the Affiliate has a Change of Control, the Participant shall be 100% vested in his or her SERP Account and the Participant’s entire SERP Account shall be distributed to the Participant promptly in the form of a lump sum distribution, but in no event later than 90 days after such a Change in Control. Notwithstanding the preceding sentence, such vesting and distribution shall only occur if neither the Company nor an entity that is an Affiliate (as determined under the last sentence of the second paragraph of Section 1.2) after such transaction employs the Participant after such transaction. For this purpose, an Affiliate shall be deemed to have a Change of Control with respect to any event that would be a Change of Control within the meaning of Section 2.5(c), if the term “Company” were replaced with the term “Affiliate” each time it is used therein.

(c)    CHANGE OF CONTROL. Notwithstanding anything in this Section 2.5 to the contrary, in the event of the occurrence of a Change of Control with respect to the Company, all Participants shall be 100% vested in their SERP Accounts, the SERP shall be terminated and the entire SERP Account of each Participant shall be distributed to the Participant promptly, but in no event later than 30 days, after the Change of Control, or, if the Participant has already experienced a Separation Date, after his or her Payment Date, in the form of a lump sum distribution. For this purpose a “Change of Control” shall mean (i) a “change in control event” as described in Code Section 409A(a)(2)(A)(v) and (ii) an event that satisfies either of the following:

(1)    A change in the ownership of the Company. A change in the ownership of the Company is deemed to occur on the date that any one person, or more than one person acting as a group (as described below), acquires ownership of equity interests of the Company that, together with equity interests held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the equity interests of the Company. However, if any one person or more than one person acting as a group, including any member of the Company, is considered to own 50 percent or more of the total fair market value or total voting power of the equity interests of the Company as of the Effective Date, the acquisition of

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additional equity interests by the same person or persons will not be considered to cause a change in the ownership of the Company. An increase in the percentage of equity interests owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its equity interests in exchange for property will be treated as an acquisition of equity interests for purposes of this Section 2.5(c)(1). This Section 2.5(c)(1) applies only when there is a transfer or issuance of equity interests of the Company and the equity interests remains outstanding after the transaction.

Persons will not be considered to be acting as a group solely because they purchase or own voting securities of the Company at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of voting securities, or similar business transaction with the Company. If a person, including an entity, owns voting securities in the Company and another corporation that enters into a merger, consolidation, purchase or acquisition of voting securities, or similar transaction with the Company, such shareholder is considered to be acting as a group with other shareholders of the other corporation only with respect to their ownership interest in that corporation prior to the transaction.

Notwithstanding the foregoing, a Change of Control shall not occur upon the transfer of voting securities of the Company among or between persons or, if such persons are individuals, members of their immediate family, or between trusts or other entities controlled by or operated for the benefit of such individuals or members of their immediate family, who own more than 50 percent of the total voting power of the Company, or upon the transfer of voting securities of the Company among or between the Company and a Affiliate or two or more Affiliates.

For purposes of the preceding paragraph, the term “immediate family” shall include the spouse and the lineal ascendants and descendants of an individual and the spouses of such lineal ascendants and descendants and the other individuals who share a common parent or grandparent with such individual and the spouses of such individuals. Adopted children shall be considered as the descendants of their adoptive parents and their parents’ parents in the same manner as would be the biological children of such parents.

(2)    The sale of all or substantially all of the Company’s assets. A sale of all or substantially all of the Company’s assets occurs on the date that any one person or persons acting as a group acquire (or have acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to all or substantially all (and in no case less than 40%) of the

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total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means to the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. A transfer of assets to an entity that is controlled by the members of the Company immediately after the transfer, or a transfer of assets by the Company to any of the following, are not considered to be a sale of all or substantially all of the Company’s assets for purposes of this Section 2.5(c)(2): (A) a member of the Company (immediately before the asset transfer) in exchange for or with respect of its equity interests; (B) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (C) a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding equity interests of the Company; or (D) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (C). For purposes of this Section 2.5(c)(2) and except as otherwise provided, a person’s status is determined immediately after the transfer of the assets. For example, a transfer to a corporation in which the Company has no ownership interest before the transaction, but which is a majority-owned subsidiary of the Company after the transaction is not treated as a sale of all substantially all of the assets of the Company.

Persons will not be considered to be acting as a group solely because they purchase assets of the Company at the same time. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company. If a person, including an entity, owns stock in the Company and another corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar transaction with the Company, such shareholder is considered to be acting as a group with other shareholders of the other corporation only with respect to their ownership interest in that corporation prior to the transaction.

2.6    BENEFICIARY DESIGNATION. In the event of a Participant’s death prior to full distribution of his or her vested SERP Account, such amount shall be paid to the beneficiary properly designated by the Participant in the manner established by the Committee to receive his or her SERP Account hereunder. Such distribution shall be made in a lump sum distribution as soon as practicable, but within 90 days, after the Participant’s death. If the Participant fails to properly designate a beneficiary hereunder, including if the Participant’s designated beneficiary predeceases him or her, upon the Participant’s death the vested SERP Account shall be paid to the person or entity that is the Participant’s beneficiary under the Plan, whether by designation of the Participant or by the terms of the Plan.

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2.7    VALUATION OF ACCOUNTS. The value of a Participant’s vested SERP Account shall be determined as of the Valuation Date immediately preceding the date on which a distribution is made to such Participant, based upon the value that the SERP Account would have if at all times it were earning the rate of return specified by the Committee or were fully invested in the investment options designated by the Committee or selected by the Participant, pursuant to Section 2.3.

2.8    FUNDING. Benefits payable under the SERP to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of benefits under the SERP. While the Company may make investments in amounts equal or unequal to amounts payable hereunder, the Company shall not be under any obligation to make such investments and any such investments shall remain an asset of the Company subject to the claims of its general creditors. Notwithstanding the foregoing, the Company may maintain one or more trusts to hold assets to be used for payment of benefits under the SERP; provided that the assets of each trust shall be subject to the creditors of the Company in the event the Company becomes insolvent (as defined in such trust) and provided that any such trust must comply with the requirements of Code Section 409A. Any payments by such a trust to a Participant (or to the beneficiary of a Participant) under the SERP shall be considered payment by the Company and shall discharge the Company of any further liability under the SERP to the extent of the payments made by such trust.

Article 3

MISCELLANEOUS

3.1    EMPLOYMENT RIGHTS. Status as a Participant and/or as an Active Participant shall not be construed to give an employee the right to be retained in the service of the Company or any Affiliate or any right to any benefits not specifically provided by the SERP.

3.2    INTERESTS NOT TRANSFERABLE. Except as to withholding of any tax under the laws of the United States or any state or locality, no benefit payable at any time under the SERP shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, or other legal process, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such benefits, whether currently or thereafter payable, shall be void. No benefit shall, in any manner, be liable for or subject to the debts or liabilities of any person entitled to such benefits. If any person shall attempt to, or shall alienate, sell, transfer, assign, pledge or otherwise encumber his or her benefits under the SERP, or if by reason of his or her bankruptcy or other event happening at any time, such benefits would devolve upon any other person or would not be enjoyed by the person entitled thereto under the SERP, then the Company, in its discretion, may terminate the interest in any such benefits of the person entitled thereto under the SERP and hold or apply them to or for the benefit of such person entitled thereto under the SERP or his or her spouse, children or other dependents, or any of them, in such manner as the Company may deem proper.

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3.3    UNCLAIMED AMOUNTS. Unclaimed amounts shall consist of the amounts of the SERP Accounts of any Participant that cannot be distributed because of the Committee’s inability to locate the payee, after a reasonable search, within a period of two (2) years after the benefits become distributable under Article 2, as set forth herein. Unclaimed amounts shall be forfeited at the end of such two-year period. These forfeitures shall reduce the obligations of the Company under the SERP. After an unclaimed amount has been forfeited, the Participant or beneficiary, as applicable, shall have no further right to his or her SERP Account.

3.4    CONTROLLING LAW. The law of the State of Illinois, without giving effect to its conflicts of laws principles, shall be controlling in all matters relating to the SERP to the extent not preempted by ERISA.

3.5    NUMBER. Words in the plural shall include the singular and the singular shall include the plural.

3.6    ACTION BY AN EMPLOYER. Except as otherwise specifically provided herein, any action required of or permitted by the Company under the SERP shall be by resolution of the Board of Directors of the Company or person(s) authorized by resolution of the Board of Directors of the Company.

3.7    TAXES. The Company shall have the right to require Participants to remit to the Company any amount sufficient to satisfy applicable federal, state, and local tax withholding requirements, and to deduct from all payments made pursuant to the SERP amounts sufficient to satisfy such withholding requirements.

3.8    WAIVER. No failure or delay on the part of the Company or the Committee in enforcing or exercising any right or remedy hereunder will operate as a waiver thereof at the same or at any prior or subsequent time.

3.9    SEVERABILITY. If any provision of the SERP is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the SERP, and the SERP will be construed and enforced as if the illegal or invalid provision had not been included.

3.10    INDEMNIFICATION. To the maximum extent permitted by law, the officers, directors, members, managers, and all agents and representatives of the Company and members of the Committee will be indemnified by the Company, and saved harmless against any claims, losses, liabilities, costs, fines, penalties, and expenses (including attorneys fees), resulting from any actual or alleged action, conduct, or failure to act relating to the administration of the SERP, except for claims arising from gross negligence, willful neglect, willful misconduct, or lack of good faith, or from conduct that has resulted in the receipt of personal profit or advantage to which such party is not entitled. Parties may be indemnified

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under this Section 3.10 to the extent not indemnified or saved harmless under any liability insurance or any other indemnification arrangement with respect to the SERP.

3.11    SECTION 409A COMPLIANCE. The SERP is intended to comply with, and will in all cases be interpreted and operated in accordance with the requirements of, Code Section 409A, and the regulations and other guidance issued thereunder. If an unintentional operational failure occurs with respect to Code Section 409A requirements, any affected Participant or beneficiary shall fully cooperate with the Company to correct the failure, to the extent possible, in accordance with any correction procedure established by the U.S. Internal Revenue Service. Any reference herein to Code Section 409A and the Treasury Regulations shall be interpreted to refer to any successor section of the Code, the Treasury Regulations or other guidance issued by the U.S. Internal Revenue Service, as appropriate.

Article 4

AMENDMENT AND TERMINATION

4.1    COMPANY AUTHORITY TO AMEND. The Company intends the SERP to be permanent, but reserves the right at any time to modify or amend the SERP by action of its Board of Directors or the Committee, or to terminate the SERP by action of its Board of Directors, provided however, that if a Participant has a SERP Account, benefits provided under Section 2.1 shall constitute an irrevocable obligation of the Company as applicable, to the same extent that such SERP Account, had it been an account under the Plan, would have been an irrevocable obligation of the Plan.

[Signature Page Follows]

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Executed in this 18th day of February, 2011.

CROWN IMPORTS LLC

By: _/s/ William F. Hackett____________
Its: _ President_____________________

CROWN IMPORTS LLC

2011 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
Effective January 1, 2011

CROWN IMPORTS LLC
2011 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
Effective January 1, 2011

Article 1

INTRODUCTION

1.1    THE 2011 SERP AND ITS EFFECTIVE DATE. Crown Imports LLC (the “Company”) has adopted, effective as of January 1, 2011 (the “Effective Date”), the Crown Imports LLC 2011 Supplemental Executive Retirement Plan (the “2011 SERP”), as set forth herein.

1.2    PURPOSE. The Company maintains the Crown Imports LLC 401(k) and Profit Sharing Plan (the “Plan”), a plan that is intended to meet the qualification requirements set forth in Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Code Section 401(a)(17) limits to $245,000 (in 2011, as adjusted in subsequent years by the Secretary of the Treasury) the amount of compensation that may be taken into account for a year under a qualified plan (the “Compensation Limit”), and Code Section 415 limits the annual additions, including employer contributions, that may be made to an employee’s account under a qualified plan (the “Section 415 Limit”). In addition, other limits may apply to limit or reduce the contributions that may be made to an employee’s account under the Plan.

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”), permits the provision of benefits under an unfunded plan maintained by the Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. The purpose of the SERP is to provide to certain employees of the Company or an Affiliate (as defined below) benefits that would be provided under the Plan without regard to the Compensation Limit or the Section 415 Limit, or other limits with respect to certain Company contributions under the Plan. In no case, however, may any Company contribution to the 2011 SERP relate to, or be determined with respect to, any elective contributions made by any employee to the Plan. For purposes of the 2011 SERP, the term “Affiliate” means a corporation, trade or business that is a member of a controlled group of corporations, a group of trades or businesses (whether or not incorporated) under common control or an “affiliated service group,” (all as defined in Code Sections 414(b), 414(c) and 414(m)) that includes the Company. The term “Affiliate” also includes a corporation, trade or business that is required to be aggregated with the Company pursuant to regulations under Code Section 414(o). In applying the term “Affiliate” for purposes of Section 2.5(a), the standard of control under Code Sections 414(b) and 414(c) will be deemed to be at least 50%.

1.3    DEFINED TERMS. Except as otherwise indicated, capitalized terms used in this plan document that are not defined herein have the same meaning as the same terms in the Plan.

1.4    PLAN ADMINISTRATION. The 2011 SERP shall be administered by a committee (the “Committee”) consisting of one or more individuals appointed by the Board of Directors of the Company. The Committee shall have, to the extent appropriate, the same powers, rights, duties and obligations with respect to the SERP as the Committee under the Plan has with respect to the Plan. In the event that the Board of Directors does not appoint a Committee, the Company shall act as the Committee.

Article 2

PARTICIPATION AND BENEFITS

2.1    ELIGIBILITY FOR BENEFITS. A person for whom an account is established at any time under the 2011 SERP (a “SERP Account”) shall be a participant in the 2011 SERP (a “Participant”) for purposes of receiving distributions, maintaining account balances and being credited with net earnings, gains and losses until all amounts credited to his or her SERP Account have been distributed or forfeited. Any employee of the Company or an Affiliate whose contributions under the Plan are limited in a particular Plan Year, in accordance with Section 1.2, by the Compensation Limit, the Section 415 Limit or by any other limit with respect to certain Company contributions under the Plan shall become a Participant and shall receive Annual Benefit Credits, as defined in Section 2.2, under the 2011 SERP for that Plan Year (an “Active Participant”). The Committee shall be notified when any employee of the Company or an Affilaite becomes an Active Participant. A person who becomes an Active Participant shall remain a Participant until all amounts credited to his or her SERP Account have been distributed or forfeited, whether or not such person is an Active Participant for a subsequent Plan Year.

2.2    AMOUNT OF BENEFIT CREDITS. The amount credited to an Active Participant’s SERP Account for a Plan Year (“Annual Benefit Credits”) shall equal (a) the amount, if any, of Employer Safe-Harbor Profit Sharing Contributions and Employer Regular Profit Sharing Contributions the Active Participant would have received under the Plan for that Plan Year if he or she had received Employer Safe-Harbor Profit Sharing Contributions and Employer Regular Profit Sharing Contributions with respect to his or her Plan Compensation above the Compensation Limit at the same rate that he or she received Employer Safe-Harbor Profit Sharing Contributions and Employer Regular Profit Sharing Contributions under the Plan with respect to his or her Plan Compensation not greater than the Compensation Limit and if the Section 415 Limit did not apply, and (b) such other amounts as the Committee shall from time to time, in its discretion, determine to credit to the Active Participant’s SERP Account with respect to other limited or reduced contributions under the Plan, except that in no case shall any contribution or benefit provided under the

2011 SERP be contingent upon, or determined with respect to, an elective contribution made by an employee to the Plan.

2.3    INCOME CREDITS. Each Participant’s SERP Account shall be credited as of each Valuation Date with net earnings, gains and losses (“Income Credits”) in an amount equal to the amount that such SERP Account would have earned, gained or lost if at all times, from the first business date Annual Benefit Credits, if any, were credited to the Participant’s SERP Account, such amounts were fully invested as provided in the following paragraph.

From time to time the Committee shall determine the method of determining Participants’ Income Credits under the 2011 SERP. The Committee may, in its discretion, determine Income Credits by treating the Participants’ SERP Accounts as if invested in a manner designated by the Committee or by permitting Participants to self-direct the manner in which their Income Credits are to be determined from among such deemed investment options, and in accordance with such rules and procedures, as the Committee shall from time to time determine. Any changes that the Committee shall make in the method for determining Income Credits shall be determined and announced to Participants in advance of the date it becomes effective and shall represent a rate which the Company could, ignoring the effect of federal, state and local income taxes, replicate by investing its assets in available markets if it chose to do so.

2.4    VESTING. Except as otherwise provided herein, a Participant shall be vested in his or her SERP Account as follows: (a) he or she shall become vested in his or her Annual Benefit Credits to the same extent that the Participant is vested in his or her Employer Regular Profit Sharing Contributions under the Plan and (b) he or she shall be vested in any Income Credits to the same extent he or she is vested in the Annual Benefit Credits to which such Income Credits relate.

Notwithstanding the foregoing, if a Participant’s employment with the Company or an Affiliate is terminated for “Cause,” the Participant will forfeit his or her entire SERP Account, including the portion that has already vested. For purposes of the 2011 SERP, “Cause” has the meaning set forth in any employment, consulting, or other written agreement between the Participant and the Company or an Affiliate. If there is no such employment, consulting, or other written agreement, or if such agreement does not define “Cause,” then “Cause” will mean the Participant’s:

(a)    willful neglect of or continued failure to substantially perform, in any material respect, his or her duties as assigned to the Participant from time to time or obligations including, without limitation, a violation of policy or a breach of noncompetition, nonsolicitation or nondisclosure obligation to the Company or an Affiliate, other than any such failure resulting from his or her incapacity due to physical or mental illness;

(b)    commission of a willful act (including, without limitation, a dishonest or fraudulent act) or a grossly negligent act, or the willful or grossly negligent omission to act, that is intended to cause, causes, or is reasonably likely to cause, material harm to the Company or an Affiliate, monetarily, reputationally, or otherwise;

(c)    commission or conviction of, or plea of nolo contendere to, any felony or any crime or offense involving dishonesty or fraud or that is significantly injurious to the Company or an Affiliate, monetarily, reputationally, or otherwise; or

(d)    abuse of illegal drugs or other controlled substances or habitual intoxication.

Unless otherwise defined in the Participant’s employment or other agreement, an act or omission is "willful" for this purpose if it was knowingly done, or knowingly omitted to be done, by the Participant not in good faith and without reasonable belief that the act or omission was in the best interest of the Company. The Committee has the discretion, in other circumstances, to determine in good faith, from all the facts and circumstances reasonably available to it, whether a Participant who is under investigation for, or has been charged with, a crime will be deemed to have committed such crime willfully for purposes of this 2011 SERP. The Participant’s employment shall be deemed to have terminated for Cause if, after the Participant’s employment has terminated, facts and circumstances are discovered that would have justified a termination for Cause.

2.5    PAYMENT OF BENEFITS. Payments of the vested amount credited to a Participant’s SERP Account, including any vested Annual Benefit Credits and any vested Income Credits and other earnings, shall be made as follows:

(a)    DISTRIBUTIONS. The vested SERP Account of a Participant, including any Participant who is a “specified employee” (within the meaning of Code Section 409A(a)(2)(B)(i)), shall be paid in a lump sum in cash promptly after the date (“Payment Date”) that is six months after the date of his or her separation from service (as defined in Section 1.409A-1(h) of the Treasury Regulations (“Separation Date”)), but in no event later than 90 days after the Payment Date. For purposes of the 2011 SERP, a transfer of employment to any entity that is not an Affiliate is a separation from service. The unvested portion of the Participant’s SERP Account shall be forfeited on the Separation Date.

(b)    AFFILIATE EMPLOYEES. In the event that a Participant is an employee of an Affiliate, other than the Company, and the Affiliate has a Change of Control, the Participant shall be 100% vested in his or her SERP Account and the Participant’s entire SERP Account shall be distributed to the Participant promptly in the form of a lump sum distribution, but in no event later than 90 days after such a Change in Control. Notwithstanding the preceding sentence, such vesting and distribution shall only occur if neither the Company nor an entity that is an Affiliate (as determined under the last sentence of the second paragraph of Section 1.2) after such transaction employs the Participant after such transaction. For this purpose, an Affiliate shall be deemed to have a Change of Control with respect to any event that would be a Change of Control within the meaning of Section 2.5(c), if the term “Company” were replaced with the term “Affiliate” each time it is used therein.

(c)    CHANGE OF CONTROL. Notwithstanding anything in this Section 2.5 to the contrary, in the event of the occurrence of a Change of Control with respect to the Company, all Participants shall be 100% vested in their SERP Accounts, the 2011 SERP shall be terminated and the entire SERP Account of each Participant shall be distributed to the Participant promptly, but in no event later than 30 days, after the Change of Control, or, if the Participant has already experienced a Separation Date, after his or her Payment Date, in the form of a lump sum distribution. For this purpose a “Change of Control” shall mean (i) a “change in control event” as described in Code Section 409A(a)(2)(A)(v) and (ii) an event that satisfies either of the following:

(1)    A change in the ownership of the Company. A change in the ownership of the Company is deemed to occur on the date that any one person, or more than one person acting as a group (as described below), acquires ownership of equity interests of the Company that, together with equity interests held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the equity interests of the Company. However, if any one person or more than one person acting as a group, including any member of the Company, is considered to own 50 percent or more of the total fair market value or total voting power of the equity interests of the Company as of the Effective Date, the acquisition of additional equity interests by the same person or persons will not be considered to cause a change in the ownership of the Company. An increase in the percentage of equity interests owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its equity interests in exchange for property will be treated as an acquisition of equity interests for purposes of this Section 2.5(c)(1). This Section 2.5(c)(1) applies only when there is a transfer or issuance of equity interests of the Company and the equity interests remains outstanding after the transaction.

Persons will not be considered to be acting as a group solely because they purchase or own voting securities of the Company at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of voting securities, or similar business transaction with the Company. If a person, including an entity, owns voting securities in the Company and another corporation that enters into a merger, consolidation, purchase or acquisition of voting securities, or similar transaction with the Company, such shareholder is considered to be acting as a group with other shareholders of the other corporation only with respect to their ownership interest in that corporation prior to the transaction.

Notwithstanding the foregoing, a Change of Control shall not occur upon the transfer of voting securities of the Company among or between persons or, if such persons are individuals, members of their immediate family, or between trusts or other entities controlled by or operated for the benefit of such individuals or members of their immediate family, who own more than 50 percent of the total voting power of the Company, or upon the transfer of voting securities of the Company among or between the Company and a Affiliate or two or more Affiliates.

For purposes of the preceding paragraph, the term “immediate family” shall include the spouse and the lineal ascendants and descendants of an individual and the spouses of such lineal ascendants and descendants and the other individuals who share a common parent or grandparent with such individual and the spouses of such individuals. Adopted children shall be considered as the descendants of their adoptive parents and their parents’ parents in the same manner as would be the biological children of such parents.

(2)    The sale of all or substantially all of the Company’s assets. A sale of all or substantially all of the Company’s assets occurs on the date that any one person or persons acting as a group acquire (or have acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to all or substantially all (and in no case less than 40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means to the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. A transfer of assets to an entity that is controlled by the members of the Company immediately after the transfer, or a transfer of assets by the Company to any of the following, are not considered to be a sale of all or substantially all of the Company’s assets for purposes of this Section 2.5(c)(2): (A) a member of the Company (immediately before the asset transfer) in exchange for or with respect of its equity interests; (B) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (C) a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding equity interests of the Company; or (D) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (C). For purposes of this Section 2.5(c)(2) and except as otherwise provided, a person’s status is determined immediately after the transfer of the assets. For example, a transfer to a corporation in which the

Company has no ownership interest before the transaction, but which is a majority-owned subsidiary of the Company after the transaction is not treated as a sale of all substantially all of the assets of the Company.

Persons will not be considered to be acting as a group solely because they purchase assets of the Company at the same time. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company. If a person, including an entity, owns stock in the Company and another corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar transaction with the Company, such shareholder is considered to be acting as a group with other shareholders of the other corporation only with respect to their ownership interest in that corporation prior to the transaction.

2.6    BENEFICIARY DESIGNATION. In the event of a Participant’s death prior to full distribution of his or her vested SERP Account, such amount shall be paid to the beneficiary properly designated by the Participant in the manner established by the Committee to receive his or her SERP Account hereunder. Such distribution shall be made in a lump sum distribution as soon as practicable, but within 90 days, after the Participant’s death. If the Participant fails to properly designate a beneficiary hereunder, including if the Participant’s designated beneficiary predeceases him or her, upon the Participant’s death the vested SERP Account shall be paid to the person or entity that is the Participant’s beneficiary under the Plan, whether by designation of the Participant or by the terms of the Plan.

2.7    VALUATION OF ACCOUNTS. The value of a Participant’s vested SERP Account shall be determined as of the Valuation Date immediately preceding the date on which a distribution is made to such Participant, based upon the value that the SERP Account would have if at all times it were earning the rate of return specified by the Committee or were fully invested in the investment options designated by the Committee or selected by the Participant, pursuant to Section 2.3.

2.8    FUNDING. Benefits payable under the 2011 SERP to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of benefits under the 2011 SERP. While the Company may make investments in amounts equal or unequal to amounts payable hereunder, the Company shall not be under any obligation to make such investments and any such investments shall remain an asset of the Company subject to the claims of its general creditors. Notwithstanding the foregoing, the Company may maintain one or more trusts to hold assets to be used for payment of benefits under the 2011 SERP; provided that the assets of each trust shall be subject to the creditors of the Company in the event the Company becomes insolvent (as defined in such trust) and provided that any such trust must comply with the requirements of Code Section 409A. Any payments by such a trust to a Participant (or to the beneficiary of a Participant) under the 2011 SERP shall be considered payment by the

Company and shall discharge the Company of any further liability under the 2011 SERP to the extent of the payments made by such trust.

Article 3

MISCELLANEOUS

3.1    EMPLOYMENT RIGHTS. Status as a Participant and/or as an Active Participant shall not be construed to give an employee the right to be retained in the service of the Company or any Affiliate or any right to any benefits not specifically provided by the 2011 SERP.

3.2    INTERESTS NOT TRANSFERABLE. Except as to withholding of any tax under the laws of the United States or any state or locality, no benefit payable at any time under the 2011 SERP shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, or other legal process, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such benefits, whether currently or thereafter payable, shall be void. No benefit shall, in any manner, be liable for or subject to the debts or liabilities of any person entitled to such benefits. If any person shall attempt to, or shall alienate, sell, transfer, assign, pledge or otherwise encumber his or her benefits under the 2011 SERP, or if by reason of his or her bankruptcy or other event happening at any time, such benefits would devolve upon any other person or would not be enjoyed by the person entitled thereto under the 2011 SERP, then the Company, in its discretion, may terminate the interest in any such benefits of the person entitled thereto under the 2011 SERP and hold or apply them to or for the benefit of such person entitled thereto under the 2011 SERP or his or her spouse, children or other dependents, or any of them, in such manner as the Company may deem proper.

3.3    UNCLAIMED AMOUNTS. Unclaimed amounts shall consist of the amounts of the SERP Accounts of any Participant that cannot be distributed because of the Committee’s inability to locate the payee, after a reasonable search, within a period of two (2) years after the benefits become distributable under Article 2, as set forth herein. Unclaimed amounts shall be forfeited at the end of such two-year period. These forfeitures shall reduce the obligations of the Company under the 2011 SERP. After an unclaimed amount has been forfeited, the Participant or beneficiary, as applicable, shall have no further right to his or her SERP Account.

3.4    CONTROLLING LAW. The law of the State of Illinois, without giving effect to its conflicts of laws principles, shall be controlling in all matters relating to the 2011 SERP to the extent not preempted by ERISA.

3.5    NUMBER. Words in the plural shall include the singular and the singular shall include the plural.

3.6    ACTION BY AN EMPLOYER. Except as otherwise specifically provided herein, any action required of or permitted by the Company under the 2011 SERP shall be by resolution of the Board of Directors of the Company or person(s) authorized by resolution of the Board of Directors of the Company.

3.7    TAXES. The Company shall have the right to require Participants to remit to the Company any amount sufficient to satisfy applicable federal, state, and local tax withholding requirements, and to deduct from all payments made pursuant to the 2011 SERP amounts sufficient to satisfy such withholding requirements.

3.8    WAIVER. No failure or delay on the part of the Company or the Committee in enforcing or exercising any right or remedy hereunder will operate as a waiver thereof at the same or at any prior or subsequent time.

3.9    SEVERABILITY. If any provision of the 2011 SERP is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the 2011 SERP, and the 2011 SERP will be construed and enforced as if the illegal or invalid provision had not been included.

3.10    INDEMNIFICATION. To the maximum extent permitted by law, the officers, directors, members, managers, and all agents and representatives of the Company and members of the Committee will be indemnified by the Company, and saved harmless against any claims, losses, liabilities, costs, fines, penalties, and expenses (including attorneys fees), resulting from any actual or alleged action, conduct, or failure to act relating to the administration of the SERP, except for claims arising from gross negligence, willful neglect, willful misconduct, or lack of good faith, or from conduct that has resulted in the receipt of personal profit or advantage to which such party is not entitled. Parties may be indemnified under this Section 3.10 to the extent not indemnified or saved harmless under any liability insurance or any other indemnification arrangement with respect to the 2011 SERP.

3.11    SECTION 409A COMPLIANCE. The 2011 SERP is intended to comply with, and will in all cases be interpreted and operated in accordance with the requirements of, Code Section 409A, and the regulations and other guidance issued thereunder. If an unintentional operational failure occurs with respect to Code Section 409A requirements, any affected Participant or beneficiary shall fully cooperate with the Company to correct the failure, to the extent possible, in accordance with any correction procedure established by the U.S. Internal Revenue Service. Any reference herein to Code Section 409A and the Treasury Regulations shall be interpreted to refer to any successor section of the Code, the Treasury Regulations or other guidance issued by the U.S. Internal Revenue Service, as appropriate.

Article 4

AMENDMENT AND TERMINATION

4.1    COMPANY AUTHORITY TO AMEND. The Company intends the SERP to be permanent, but reserves the right at any time to modify or amend the SERP by action of its Board of Directors or the Committee, or to terminate the SERP by action of its Board of Directors, provided however, that if a Participant has a SERP Account, benefits provided under Section 2.1 shall constitute an irrevocable obligation of the Company as applicable, to the same extent that such SERP Account, had it been an account under the Plan, would have been an irrevocable obligation of the Plan.

[Signature Page Follows]

Executed in this 18th day of February, 2011.

CROWN IMPORTS LLC

By: _/s/ William F. Hackett_____________
Its: ___President______________________